UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of Earliest Event Reported): September 1, 2006
                 -----------------------------------------------
                        ALTERNATIVE ENERGY SOURCES, INC.
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             (Exact name of registrant as specified in its charter)

                                    Delaware
                                -----------------
                 (State or Other Jurisdiction of Incorporation)

                   000-51762                       74-3038728
            (Commission File Number)     (IRS Employer Identification No.)

          310 West 20th Street, 2nd Floor, Kansas City, Missouri 64108
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              (Address of principal executive offices and zip code)

                                 (816) 842-3835
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              (Registrant's telephone number, including area code)

           ----------------------------------------------------------
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CF 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01 Completion of Acquisition of Disposition of Assets.

The Amendment amends and supplements the Current Report on Form 8-K filed with the Securities and Exchange Commission on June 23, 2006 by Alternative Energy Sources, Inc. (the "Registrant"), in connection with the completion and merger of the Registrant and Beemer Energy, Inc., a Delaware corporation ("Beemer") that closed on June 19, 2006. This Amendment is being filed to provide the financial information required by Item 9.01.

Item 9.01  Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

The following audited financial statements of Beemer Energy, Inc., for the period ended June 18, 2006 are included in this Current Report as Exhibit 99.2 and are hereby incorporated by reference herein:

      (i)   Report of Independent Registered Public Accounting Firm
      (ii)  Balance Sheet as of June 18, 2006
      (iii) Statement of Operations for the period May 10, 2006 (inception) to June 18, 2006
      (iv) Statement of Stockholders' (Deficit) for the period May 10, 2006 (inception) to June 18, 2006
      (v) Statement of Cash Flows for the period May 10, 2006 (inception) to June 18, 2006
      (vi)  Notes to Financial Statements

(b)   Pro Forma Financial Information.

The following unaudited pro-forma condensed consolidated financial information of Alternative Energy Sources, Inc. for the period ended June 30, 2006 is included in this Current Report as Exhibit 99.3 and is incorporated herein

      (i) Unaudited Pro Forma Condensed Consolidated Balance Sheet as of June 30, 2006

(c)   Exhibits


     Exhibit No.        Description
     -----------        -----------

     4.1 Form of Warrant issued to investors in the private offering on June 19, 2006.*

     10.1 Form of Agreement and Plan of Merger and Reorganization dated June 19, 2006 among Alternative Energy Sources, Inc., Beemer Acquisition Corp. and Beemer Energy, Inc.*

     Exhibit No.        Description
     -----------        -----------

     10.2 Form of Subscription Agreement dated June 19, 2006 among Alternative Energy Sources, Inc., Beemer Energy, Inc. and investors in the private offering.*

     10.3               Form of  Registration  Rights  Agreement  dated June 19,
                        2006  among   Alternative   Energy  Sources,   Inc.  and
                        investors in the private offering.*

     10.4 Form of Employment Agreement dated June 19, 2006 between Alternative Energy Sources, Inc. and Mark A. Beemer.*

     10.5 Form of Employment Agreement dated June 19, 2006 between Alternative Energy Sources, Inc. and Lee L. Blank.*

     10.6 Form of Lock-Up Agreement dated June 19, 2006 between Tompkins Capital Group and each of Mark A. Beemer and Lee L. Blank.*

     99.1               Press Release dated June 20, 2006.*

     99.2               Audited  Financial  Statements for the period ended June
                        18, 2006

     99.3 Unaudited Pro-Forma Condensed Consolidated Financial Statements as of June 30, 2006

* Previously filed with Current Report on Form 8-K filed with the Securities and Exchange Commission on Jun 23, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: September 1, 2006                ALTERNATIVE ENERGY SOURCES, INC.


                                        By: /s/ Mark Beemer
                                           -------------------------------------
                                        Name:   Mark Beemer
                                        Title:  Chief Executive Officer